As filed with the Securities and Exchange Commission on October 28, 2004
                                               File Nos. 002-84222 and 811-03758

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
          Pre-Effective Amendment No.                                    [ ]
          Post-Effective Amendment No. 25                                [X]

                                     AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
          Amendment No. 26                                               [X]

                        MATRIX ADVISORS VALUE FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                747 Third Avenue, 31st Floor, New York, NY 10017
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-366-6223
              (Registrant's Telephone Numbers, Including Area Code)

                                  David A. Katz
                          747 Third Avenue, 31st Floor
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                   Copies to:

                               Chad Fickett, Esq.
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071

 As soon as practicable after this Registration Statement is declared effective.
                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[X]       immediately upon filing pursuant to paragraph (b).
[ ]       on (date) pursuant to paragraph (b).
[ ]       60 days after filing pursuant to paragraph (a)(1).
[ ]       on (date) pursuant to paragraph (a)(1).
[ ]       75 days after filing pursuant to paragraph (a)(2).
[ ]       on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                          747 THIRD AVENUE, 31ST FLOOR

                            NEW YORK, NEW YORK 10017


                                   PROSPECTUS


                                OCTOBER 28, 2004





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

The Matrix Advisors Value Fund, Inc. is a no-load mutual fund that principally invests in common stocks. The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.


                 The date of this Prospectus is October 28, 2004


                                TABLE OF CONTENTS


AN OVERVIEW OF THE FUND........................................................3
PERFORMANCE....................................................................4
FEES AND EXPENSES..............................................................5
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.......................6
PRINCIPAL RISKS OF INVESTING IN THE FUND.......................................6
INVESTMENT ADVISOR.............................................................7
SHAREHOLDER INFORMATION........................................................8
PRICING OF FUND SHARES........................................................12
DIVIDENDS AND DISTRIBUTIONS...................................................13
TAX CONSEQUENCES..............................................................13
FINANCIAL HIGHLIGHTS..........................................................15
PRIVACY NOTICE................................................................16

                                            AN OVERVIEW OF THE FUND


WHAT IS THE FUND'S INVESTMENT    The Fund seeks to achieve a total rate of
OBJECTIVE?                       return which is comprised of capital
                                 appreciation and current income.


WHAT ARE THE FUND'S PRINCIPAL    The Fund invests primarily in common stocks of
INVESTMENT STRATEGIES?           domestic companies that the Advisor believes
                                 are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation
                                 Analysis. Stocks will be sold when the Advisor believes they no longer represent value.

WHAT ARE THE PRINCIPAL RISKS     There is the risk that you could lose money on
OF INVESTING IN THE FUND?        your investment in the Fund. The following
                                 risks could affect the value of your
                                 investment:

                                 o     The stock market goes down
                                 o Interest rates rise which can result in lower equity valuations
                                 o Value stocks fall out of favor with the stock market
                                 o     Stocks in the Fund's portfolio may not
                                       increase their earnings at the rate
                                       anticipated
                                 o     The Advisor's investment strategies do
                                       not produce the expected results

WHO MAY WANT TO INVEST IN THE    The Fund may be appropriate for investors who:
FUND?
                                 o     Are pursuing a long-term goal such as
                                       retirement
                                 o     Want to add an investment in undervalued
                                       stocks to their equity portfolio
                                 o     Are willing to accept higher short-term
                                       risk along with higher
                                       potential for long-term growth of capital

                                 The Fund may not be appropriate for investors who:

                                 o     Need regular income or stability of
                                       principal
                                 o     Are pursuing a short-term goal

PERFORMANCE


The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average annual total return over time (before and after taxes) compared with a broad-based market index. This past performance will not necessarily continue in the future. Matrix Asset Advisors, Inc. became Sub-advisor on July 1, 1996, and Advisor to the Fund on May 11, 1997. Previous periods during which the Fund was advised by another investment advisor are not shown.


CALENDAR YEAR TOTAL RETURNS*



 [The following table was represented as a bar chart in the printed material.]

     1997       1998       1999       2000       2001       2002       2003
     ----       ----       ----       ----       ----       ----       ----
    17.85%      2.90%     32.85%      7.96%     12.35%    -20.74%     44.59%

* The Fund's year-to-date return as of 9/30/04 was -6.33%.

During the period shown in the bar chart, the Fund's highest quarterly return was 25.11% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.37% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003


                                                           1 YEAR              5 YEARS        FROM 7/1/96(1)
                                                           ------              -------        --------------
MATRIX ADVISORS VALUE FUND

      Return before taxes                                  44.59%              13.05%             12.74%
      Return after taxes on distributions(2)               44.38%              12.71%             12.33%
      Return after taxes on distributions and              28.98%              11.29%             11.10%

      sale of fund shares(2)

S&P 500 Index (reflects no deduction for fees,             28.68%              -0.58%             8.64%
expenses or taxes)(3)


(1) The date Matrix Asset Advisors, Inc. became Sub-advisor to the Fund.

(2) After tax returns are calculated using the historically highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. You may not invest directly in the S&P 500 Index and, unlike the Fund, it does not incur fees and expenses.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)


Maximum sales charge (load) imposed on purchases                          None
Maximum deferred sales charge (load)                                      None
Redemption fee (as a percentage of amount redeemed)*                      1.00%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                                                           1.00%
Distribution and Service (12b-1) Fees                                     None
Other Expenses                                                            0.26%
                                                                         -----



Total Annual Fund Operating Expenses                                      1.26%
                                                                         -----



Less Fee Reduction and/or Expense                                        (0.16%)
Reimbursement
                                                                         -----



Net Annual Fund Operating Expenses**                                      1.10%
                                                                         =====



* The redemption fee applies to those shares that you have held for two months or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing or less costs of short-term trading. There is also a $15.00 fee for redemptions by wire.

** The Advisor has contractually agreed to reduce the fees and/or net expenses of the Fund for an indefinite period to ensure that Total Annual Fund Operating Expenses will not exceed the net expense amount shown. For the fiscal year ended June 30, 2004, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. As a result, the Fund's net expenses for the fiscal year ended June 30, 2004, were 0.99%. For more information, see "Investment Advisor - Fund Expenses".


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Please note that the figures below are based on the Fund's net contractual expenses resulting from the fee reduction described above. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                           1 Year        3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
                            $112           $350          $606            $1,340


            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


The investment objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income. The Fund selects for investment only securities that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.


CLASSIC VALUATION ANALYSIS

Classic Valuation Analysis is an investment methodology based on principles developed over 50 years ago by Benjamin Graham. The underlying principle of Classic Valuation Analysis is "Buy value . . . it will out." Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book values.

Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries. Once an equity investment has been purchased for the Fund's portfolio, it generally is sold for one of two reasons:

o    the security no longer represents a value, as determined by the Advisor, or

o there has been a fundamental change in the issuer's balance sheet or results of operations so that it no longer meets the Fund's financial or valuation criteria.

In addition, the Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated by Classic Valuation Analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making substantial short-term investments in cash equivalents or may remain uninvested in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks that may adversely affect the Fund's net asset value or total return are summarized above under "An Overview of the Fund." These risks are discussed in more detail below.

MANAGEMENT RISK. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

MARKET RISK. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, section of the economy or the market as a whole. Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.

UNDERVALUED STOCKS RISK. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.


MARKET TIMING. WHILE THE FUND HAS A POLICY THAT DISCOURAGES MUTUAL FUND MARKET TIMING AND MAINTAINS PROCEDURES DESIGNED TO PROVIDE REASONABLE ASSURANCES THAT SUCH ACTIVITY WILL BE IDENTIFIED AND TERMINATED, NO POLICY OR PROCEDURE CAN GUARANTEE THAT ALL SUCH ACTIVITY WILL IN FACT BE IDENTIFIED OR THAT SUCH ACTIVITY CAN BE COMPLETELY ELIMINATED. MARKET TIMING TRADING CAN BE DISRUPTIVE TO A FUND'S PORTFOLIO MANAGEMENT AND MAY INCREASE TRANSACTION COSTS INCURRED BY THE FUND.


                               INVESTMENT ADVISOR


Matrix Asset Advisors, Inc. is the investment advisor to the Fund. The Advisor's address is 747 Third Avenue, New York, New York 10017. The Advisor has provided investment advisory services to individuals, endowment, and pension accounts since 1986. As of September 30, 2004, the Advisor manages assets in excess of $1.425 billion. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2004, the Advisor received advisory fees of 0.73% of the Fund's average daily net assets, after fee waivers.


PORTFOLIO MANAGER

Mr. David A. Katz, President of the Fund, is principally responsible for the management of the Fund's portfolio. Mr. Katz has been President and Chief Investment Officer of the Advisor and a principal shareholder of the Advisor for over ten years.

FUND EXPENSES


The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. The Operating Expenses Limitation Agreement between the Fund and the Advisor (the "Waiver Agreement") will remain in effect indefinitely, however, it may be terminated at any time, and without payment of any penalty, by the Board of Directors of the Fund, upon sixty (60) days' written notice to the Advisor. The Waiver Agreement may not be terminated by the Advisor without the consent of the Board of Directors of the Fund. For the fiscal year ended June 30, 2004, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Fund's Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.


                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

You may open a Fund account with $1,000 and add to your account at any time with $100 or more. You may open a retirement account or Automatic Investment Plan account with $500 and add to your account at any time with $100 or more. The Fund may waive minimum investment requirements from time to time.


In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-209-1965 if you need additional assistance when completing your application.

You may purchase shares of the Fund by check or wire. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order with complete information and meeting all the requirements discussed in this Prospectus. All purchases by check must be in U.S. dollars and a charge may be imposed if your check does not clear. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund reserves the right to require payment by official bank check or wire transfer for orders of $50,000 or more. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase or exchange in whole or in part. In addition, the Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or
(iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

BY CHECK

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check made payable to "Matrix Advisors Value Fund, Inc." to:


     REGULAR MAIL                           OVERNIGHT DELIVERY
     Matrix Advisors Value Fund, Inc.       Matrix Advisors Value Fund, Inc.
     c/o U.S. Bancorp Fund Services, LLC    c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701                           615 E. Michigan Street, 3rd Floor
     Milwaukee, WI 53201-0701               Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Matrix Advisors Value Fund, Inc." to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check. You may also mail a letter together with a check to the Transfer Agent identifying the name of the Fund, indicating the dollar value of shares to be purchased. Write your account number on the check.


BY WIRE


If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application by calling the Transfer Agent at 1-866-209-1965. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instructions that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:


         U.S. Bank, N.A.
         777 E. Wisconsin Ave., Milwaukee, WI 53202
         ABA No.: 075000022
         Credit:  U.S. Bancorp Fund Services, LLC
         Account No.:  112-952-137
         Further Credit: Matrix Advisors Value Fund, Inc.
         Account name (shareholder name)
         Shareholder account number


Before sending your wire, please contact the Transfer Agent at 1-866-209-1965 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your investment. Your bank may charge you a fee for sending a wire to the Fund.


You may buy, sell or exchange shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. For certain qualified brokers when you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) generally holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

AUTOMATIC INVESTMENT PLAN


For your convenience, the Fund offers an Automatic Investment Plan. The initial minimum investment is reduced to $500 for investors who wish to enroll in this Plan. Under this Plan, you authorize the Fund to withdraw a minimum amount of $100 from your bank on a monthly basis. We are unable to debit or credit mutual fund or pass-through accounts. Please contact your financial institution to determine if it participates in the Automated Clearing House System (ACH). If your bank rejects your payment, the Transfer Agent will charge a $25.00 fee to your account. Any request to change or terminate an Automated Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date by calling 1-866-209-1965. If you wish to enroll in the Plan, please complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the plan at any time by notifying the Transfer Agent in writing.


RETIREMENT PLANS

The Fund offers an Individual Retirement Account ("IRA") plan. You may obtain information about opening an account by calling the Transfer Agent at 1-866-209-1965.

HOW TO SELL SHARES


You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange ("NYSE") are open for business. The Fund is intended for long-term investors. Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for two months or less. This fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

You may redeem your shares by sending a written request to the Transfer Agent or by telephone as discussed below. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. If stock certificates have been issued for shares being redeemed, you must include the stock certificates with your request. Corporations, executors, administrators, trustees or guardians must submit documents evidencing their authority to act. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

REGULAR MAIL OVERNIGHT DELIVERY
Matrix Advisors Value Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

OVERNIGHT DELIVERY
Matrix Advisors Value Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares via wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.


The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

SIGNATURE GUARANTEE


If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, (c) are sent to an address or bank account other than shown on the Transfer Agent's records, (d) are transmitted by federal wire transfer to a bank other than the owner of record, or (e) if a change of address request has been received by the Transfer Agent within the last 15 days. The signature(s) on the redemption request must be a medallion signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the Securities Transfer Agents Medallion Program (STAMP) and the New York Stock Exchange Medallion Signature Program (NYSE MSP). A notary public is not an acceptable signature guarantee.


Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Fund in advance by calling 1-866-209-1965.


TELEPHONE TRANSACTIONS

When you establish any telephone privileges, you must check the appropriate box on the Account Application. Proceeds redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent.

In order to arrange for the telephone redemption privilege after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

EXCHANGE PRIVILEGE


You may exchange your Fund shares for shares of the First American Prime Obligations Fund ("Prime Obligations Fund"), a money market fund affiliated with the Fund's Custodian and Transfer Agent. Prior to making such exchange, you should obtain and carefully read the prospectus for the Prime Obligations Fund. An exchange generally is a taxable event. See "Tax Consequences."


You may exchange your shares by sending a written request to the Fund's Transfer Agent. You should give the name of the Fund, your name, and account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the persons whose names appear on the account registration.

If you complete the Exchange Privilege Authorization option on the Account Application, you may exchange all or some of your shares by calling the Transfer Agent at 1-866-209-1965 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern Time.

When you establish any telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. The Fund reserves the right to refuse a telephone request if it believes that the person making the request is neither the record owner of the shares nor otherwise authorized by the shareholder to request the transaction. Shareholders will be promptly notified of any refused request for a telephone exchange. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

The Fund reserves the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. The Fund may modify, restrict or terminate the exchange privilege at any time.


Shareholders of the Prime Obligations Fund may request that redemption proceeds of $1,000 or more be wired directly to a bank account. If you did not purchase your shares via wire, the Prime Obligations Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.


You may request telephone exchange privileges after your account is opened by calling the Transfer Agent at 1-866-209-1965 for instructions.

You may have difficulties in making a telephone exchange during periods of abnormal market activity. If this occurs, you may make your exchange request in writing.

                             PRICING OF FUND SHARES


The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the exchange will be based upon the net asset value as determined as of the close of trading on the next day the exchange is open.

The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Fund shares will not be priced on days that the NYSE is closed for trading (including weekends and certain U.S. holidays).

The Fund's investments are valued principally according to market value. When a market quote is not readily available, the security's value is based on "fair value, as determined in good faith, using procedures established by the Fund's Board of Directors.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year-end.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.

If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10.00 in additional shares of the Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                TAX CONSEQUENCES


The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as dividend income that may be eligible for federal taxation at a maximum rate of 15% for individuals if, among other requirements, certain holding periods are met. The rate of federal income tax you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. However, any loss you realize on shares held 6 months or less will be treated as a long-term capital loss (which is subject to limitations on deductibility) to the extent of capital gain dividend received on such shares that can be used to offset short-term capital gains on the those shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.


If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. Additional information related to taxes is contained in the Statement of Additional Information. All potential investors in the Fund are urged to consult their tax advisors regarding an investment in the Fund.


The Fund may be required to withhold federal income tax at a rate of 28% (backup withholding) from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her social security or tax identification number. A shareholder must also certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the Account Application form.

                              FINANCIAL HIGHLIGHTS


This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information has been audited by Tait, Weller & Baker, independent registered public accounting firm. Their report and the Fund's financial statements are included in the Annual Report, which is available at no charge by calling the Fund at 1-800-366-6223.
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR





                                                                           YEARS ENDED JUNE 30,
                                                   -------------------------------------------------------------------
                                                        2004          2003           2002         2001        2000
                                                   -------------------------------------------------------------------
Net asset value, beginning of year                 $       44.39  $     41.14 $        45.79 $     43.49 $      38.40
                                                   -------------------------------------------------------------------
Income from investment operations:
   Net investment income                                    0.94         0.14           0.09        0.20         0.11
   Net realized and unrealized gain (loss)
      On investments                                        8.89         3.32         (3.59)        3.03         5.30
                                                   -------------------------------------------------------------------
Total from investment operations                            9.83         3.46         (3.50)        3.23         5.41
                                                   -------------------------------------------------------------------

Less distributions:
Dividends from net investment income                      (0.21)       (0.08)         (0.15)      (0.15)         0.00
   Distributions from realized gains                        0.00       (0.14)         (1.03)      (0.78)       (0.32)
                                                   -------------------------------------------------------------------
Total distributions                                       (0.21)       (0.22)         (1.18)      (0.93)       (0.32)
                                                   -------------------------------------------------------------------

Paid-in capital from redemption fees (Note 2)               0.01         0.01           0.03          --           --
                                                   -------------------------------------------------------------------

Net asset value, end of year                       $       54.02 $      44.39 $        41.14 $     45.79 $      43.49
                                                   ===================================================================

Total return                                              22.21%        8.52%        (7.87%)       7.50%       14.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)                 $       315.9 $      107.1 $         60.9 $      42.6 $       18.1

RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
     Before expense reimbursement                          1.26%        1.33%          1.37%       1.37%        1.65%
     After expense reimbursement                           0.99%        0.99%          0.99%       0.99%        0.99%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
NET ASSETS:
     Before expense reimbursement                          0.24%        0.20%        (0.09%)       0.22%      (0.35%)
     After expense reimbursement                           0.51%        0.54%          0.29%       0.60%        0.31%

Portfolio turnover rate                                      17%          30%            51%         55%          40%


                                       15

                                 PRIVACY NOTICE


The Fund collects non-public information about you from the following sources:


 o Information we receive about you on applications or other forms;
 o Information you give us orally; and
 o Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non- public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

                       THIS IS NOT PART OF THE PROSPECTUS.

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 1-800-366-6223

                                                              ?

                                    CUSTODIAN

                                                       U.S. Bank, N.A.

                                425 Walnut Street
                              Cincinnati, OH 45202

                                                              ?

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207
                                 1-866-209-1965

                                                              ?

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                                              ?

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

------------------------------------------------------------------------------

           MATRIX ADVISORS VALUE FUND, INC.
           WWW.MATRIXADVISORSVALUEFUND.COM

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL   REPORTS:  Additional  information
about the Fund's investments is available in the Prospectus Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

    Matrix Asset Advisors, Inc.
    747 Third Avenue, 31st Floor
    New York, New York 10017
    Telephone: 1-800-366-6223

You can  review  and copy  information  including  the
Fund's  reports and SAI at the Public  Reference  Room
of  the   Securities   and  Exchange   Commission   in
Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling
(202) 942-8090. Reports and other information about the Fund are also available



o     Free of charge  from the  Commission's  EDGAR
      database on the  Commission's  Internet  website
      at http://www.sec.gov., or
o     For a fee, by writing to the Public Reference
      Room of the Commission, Washington, DC
      20549-0102, or
o     For a  fee,  by  electronic  request  at  the
      following e-mail address: PUBLICINFO@SEC.GOV.
                                ------------------

                       (The Fund's SEC Investment Company
                          Act file number is 811-03758)
------------------------------------------------------- -----------------------




                                October 28, 2004


                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.



                          747 Third Avenue, 31st Floor
                            New York, New York 10017

                        MATRIX ADVISORS VALUE FUND, INC.
                          747 THIRD AVENUE, 31ST FLOOR

                            NEW YORK, NEW YORK 10017



                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 28, 2004



         This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated October 28, 2004, as may be revised, of Matrix Advisors Value Fund, Inc. (the "Fund"). Matrix Asset Advisors, Inc. (the "Advisor") is the investment advisor to the Fund. A copy of the Fund's Prospectus is available by calling (212) 486-2004.

         The audited financial statements for the Fund for the fiscal year ended June 30, 2004 are incorporated by reference to the Fund's June 30, 2004 Annual Report.


                                TABLE OF CONTENTS
                                                                        Page

THE FUND...................................................................2
INVESTMENT OBJECTIVE AND POLICIES..........................................2
INVESTMENT RESTRICTIONS....................................................5
DIRECTORS AND OFFICERS.....................................................7
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................10
THE FUND'S INVESTMENT ADVISOR.............................................10
EXECUTION OF PORTFOLIO TRANSACTIONS.......................................12
PORTFOLIO TURNOVER........................................................14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................14
DISTRIBUTIONS AND TAX INFORMATION.........................................16
DETERMINATION OF SHARE PRICE..............................................17
PERFORMANCE INFORMATION...................................................17
GENERAL INFORMATION.......................................................19
FINANCIAL STATEMENTS......................................................22
APPENDIX..................................................................23

                                    THE FUND


         The Fund is an open-end management investment company organized as a Maryland corporation. The Fund is registered with the Securities and Exchange Commission (the "SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.


                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a mutual fund with the investment objective of seeking to achieve a total rate of return, which is comprised of capital appreciation and current income. The Fund is diversified. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund's total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

         The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

PREFERRED STOCK

         The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible income common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

INVESTMENT COMPANIES

         The Fund may invest in shares of other investment companies in pursuit of its investment objective and consistent with its Investment Restrictions herein. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.


FOREIGN SECURITIES

         The Fund may invest up to 10% of its total assets in securities of foreign issuers that are listed and traded on national securities exchanges or traded over-the-counter in the United States.

         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

         POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

         CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected by currency restrictions and exchange control regulations enacted from time to time.

         MARKET CHARACTERISTICS. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Fund's foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

         LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

         TAXES. The interest and dividends payable on some of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

         COSTS. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

OPTIONS ON SECURITIES

         The Fund may write (sell) covered call options on its portfolio securities ("covered options") in an attempt to enhance gain, although it has no present intention to do so and may only do so to the extent of up to 5% of its net assets.

         When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium") the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         Closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SHORT-TERM INVESTMENTS

         The Fund may invest in any of the following securities and instruments:

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar- denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         In addition to buying certificates of deposit and bankers' acceptances, the Fund may also make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         COMMERCIAL PAPER AND SHORT-TERM NOTES. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.


         Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.


                             INVESTMENT RESTRICTIONS


         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not:


1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S.
     Government;

2. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S.
     Government;

3. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

4.   Invest in companies for the purpose of exercising management or control;

5. Purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

6.   Purchase or sell commodities or commodities contracts;

7. Purchase the securities of any investment company, except (i) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

8.   Purchase securities on margin;

9.   Effect short sales of any securities;

10. Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities;

11. Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund's total assets;

12.  Mortgage, pledge or hypothecate securities;

13. Act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities;

14. Purchase or retain the securities of any issuer if the Fund's officers or directors, or those of the Advisor, who each own 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

15.  Issue any class of securities senior to any other class of securities.

         As a matter of operating but not fundamental policy, which can be changed without shareholder approval, the Fund may not purchase any securities which would cause more than 5% of the Fund's net assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933 or are otherwise not readily marketable. If such policy were to be changed, such investments would be limited to no more than 15% of net assets.

         Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

                             DIRECTORS AND OFFICERS


         The overall management of the business and affairs of the Fund is vested with the Board of Directors. The day-to-day operations of the Fund is delegated to the Fund's officers subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors. The directors and officers of the Fund ("Directors" and "Officers" collectively the "Board") are as follows:




INTERESTED DIRECTOR* AND OFFICERS OF THE FUND
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
                                                                                                  # OF
                                                                                               PORTFOLIOS
                                                  TERM OF                                        IN FUND
                                 POSITION(S)    OFFICE AND                                       COMPLEX
                                  HELD WITH        DATE         PRINCIPAL OCCUPATION DURING     OVERSEEN      OTHER DIRECTORSHIPS
    NAME, ADDRESS AND AGE         THE FUND       ELECTED**            PAST FIVE YEARS          BY DIRECTOR     HELD BY DIRECTOR
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------

David A. Katz, CFA              Director;PresidSince 1997     President and Chief Investment        1       None
747 Third Avenue                and Treasurer                 Officer of Matrix Asset
New York, NY 10017                                            Advisors, the Fund's Advisor,
(42)                                                          and portfolio manager of the
                                                              Fund (1996 to present).
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
Douglas S. Altabef              Executive      Since 2000     Senior Managing Director of          N/A      N/A
747 Third Avenue                Vice                          Matrix Asset Advisors, the
New York, NY 10017              President                     Fund's Advisor (1996 to
(53) and Secretary present).

------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
Steven G. Roukis, CFA           Senior Vice    Since 2000     Senior Vice President-Equity         N/A      N/A
747 Third Avenue                President                     Research of Matrix Asset
New York, NY 10017                                            Advisors, the Fund's Advisor.
(37)                                                          (1994 to present).
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------
Bud Slotky                      Vice           Since 2004     Vice President of U.S. Bancorp       N/A      N/A
2020 E. Financial Way           President                     Fund Services, LLC, since July
Glendora, CA  91741             and Chief                     2001; formerly, Senior Vice
(57)                            Compliance                    President, ICA (May 1997 -
                                Officer                       July 2001).
------------------------------- -------------- -------------- -------------------------------- ------------ ------------------------

* "Interested person" of the Fund is defined in the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation of the Fund, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.



INDEPENDENT DIRECTORS
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------
    NAME, ADDRESS AND AGE         POSITION(S)       TERM OF     PRINCIPAL OCCUPATION DURING      # OF        OTHER DIRECTORSHIPS
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                                                  OFFICE AND                                    COMPLEX
                                 HELD WITH THE       DATE                                      OVERSEEN
                                     FUND          ELECTED**          PAST FIVE YEARS         BY DIRECTOR     HELD BY DIRECTOR
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------
Robert M. Rosencrans            Director         Since 1985     President of Columbia              1       None
747 Third Avenue                                                International, Inc. (1984
New York, NY 10017                                              to present)
(77)
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------
T. Michael Tucker               Director and     Since 1997     Owner of T. Michael Tucker,        1       None
747 Third Avenue                Chairman                        a certified public
New York, NY 10017                                              accounting firm (1977 to
(62) present).
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------
Larry D. Kieszek                Director         Since 1997     Managing Partner of Purvis,        1       None
747 Third Avenue                                                Gray & Company, a certified
New York, NY 10017                                              public accounting firm
(54)                                                            (1974 to present.)
------------------------------- ---------------- -------------- ----------------------------- ------------ ------------------------


** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation of the Fund, as amended.




                  All Directors who are not interested persons are entitled to receive a fee of $1,500 per regular meeting and $500 per special meeting, plus expenses, of attending Board of Directors meetings. The table below sets forth the compensation of the Directors for the fiscal year ended June 30, 2004.





                               COMPENSATION TABLE


                                        PENSION OR RETIREMENT                                      TOTAL
                       AGGREGATE         BENEFITS ACCRUED AS         ESTIMATED ANNUAL        COMPENSATION FROM
                     COMPENSATION              PART OF                   BENEFITS                 COMPANY

NAME                 FROM COMPANY          COMPANY EXPENSES          UPON RETIREMENT         PAID TO DIRECTORS
----                 ------------          ----------------          ---------------         -----------------
Mr. Rosencrans          $3,000                    $0                      $0                      $3,000
Mr. Tucker              $3,500                    $0                      $0                      $3,500
Mr. Kieszek             $3,500                    $0                      $0                      $3,500





DIRECTORS OWNERSHIP OF FUND SHARES


         The following table shows the dollar range of shares beneficially owned by each Director in the Fund as of December 31, 2003:

                                    KEY
                              A. $1-$10,000
                              B. $10,001-$50,000
                              C. $50,001-$100,000
                              D. over $100,000

                                            AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF DIRECTOR                           SECURITIES BENEFICIALLY OWNED (1)
----------------------------------------- -------------------------------------
INDEPENDENT DIRECTORS

Robert M. Rosencrans                                       C
Director

T. Michael Tucker C Director and Chairman

Larry D. Kieszek                                           C
Director


INTERESTED DIRECTOR

David A. Katz                                              D
President & Director


         (1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.




BOARD COMMITTEES

AUDIT COMMITTEE


         The Fund has an Audit Committee, which is comprised of all the Independent Directors as follows: Mr. Robert M. Rosencrans, Mr. T. Michael Tucker and Mr. Larry D. Kieszek. The Audit Committee is responsible for selecting, overseeing and setting the compensation of the independent auditors and is responsible for pre-approving all audit and non-audit services performed by the auditors for the Fund and for pre-approving certain non-audit services performed by the auditors for the Advisor and certain control persons of the Advisor. The Audit Committee also reviews financial statements and other audit-related matters for the Fund and holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee meets once a year, and if necessary, more frequently. The Audit Committee met once during the fiscal year ended June 30, 2004.


NOMINATING COMMITTEE

         The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Directors as is considered necessary from time to time and meets only as necessary. The Nominating Committee is comprised of all the Independent Directors as follows:
Mr. Robert M. Rosencrans, Mr. T. Michael Tucker, and Mr. Larry D. Kieszek. There are no policies in place regarding nominees recommended by shareholders. The Committee did not meet during the fiscal year ended June 30, 2004.


BOARD INTEREST IN THE ADVISOR AND DISTRIBUTOR

         As of December 31, 2003, none of the Independent Directors or members of their immediate families owned any securities of the Advisor, the Distributor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor. During the two most recently completed calendar years, none of the Independent Directors or members of their immediate families conducted any transactions (or series of transactions) with the Advisor, Distributor or any affiliate of the Advisor or Distributor in which the amount involved exceeded $60,000. Mr. Tucker and Mr. Kieszek (both Independent Directors) each has a relationship with the Advisor whereby the Advisor manages separate accounts of Mr. Tucker's and the 401k Plan of Mr. Kieszek's firm.

         As of September 30, 2004 the Directors and officers of the Fund as a group own beneficially less than 1% of the outstanding shares of the Fund.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of September 30, 2004, the following shareholders owned of record or beneficially more than 5% of the Funds' outstanding shares:


-------------------------------------- ------------------- -------------------
NAME AND ADDRESS                       PERCENTAGE          TYPE OF OWNERSHIP
                                       OWNERSHIP
-------------------------------------- ------------------- -------------------

Charles Schwab & Co. Inc.              54.87%              Record
Special Account for Customers
101 Montgomery St.

San Francisco, CA 94104-4122
-------------------------------------- ------------------- -------------------

                          THE FUND'S INVESTMENT ADVISOR

         Matrix Asset Advisors, Inc. (the "Advisor") serves as the Fund's Advisor under an Advisory Agreement, which provides that the Advisor will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund's assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales. In addition, the Advisor provides for the Fund's office needs, supervises the maintenance of the Fund's books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund's institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as directors and officers of the Fund, all without additional cost to the Fund. Certain directors and officers of the Advisor presently serve as directors or officers of the Fund.

         The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund's existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of outside directors.

         The Advisor also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.

         The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Fund's Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund's shares, and in either case, also by a vote of a majority of the Fund's shares and in either case, also by a vote of a majority of directors who are not "interested persons" of the Advisor or the Fund within the meaning of the 1940 Act. The Advisory Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and terminates automatically in the event of its assignment.

         The Advisory Agreement provides that neither the Advisor, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         In renewing the Advisory Agreement on behalf of the Fund, at a meeting of the Board of Directors on August 23, 2004, the Board of Directors, including the Independent Directors, took into consideration several factors, including:

(a) the nature and quality of the services provided by the Advisor to the Fund;
(b) the appropriateness of the fees paid by the Fund to the Advisor;
(c)      the level of Fund expenses;
(d) the reasonableness of the profitability of the Advisor for the fiscal year ended June 30, 2004, in general and as it relates to the management of the Fund;
(e) the performance of the Fund during the past fiscal year; (f) the nature of the Fund's investments; and
(g) the Advisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers' and dealers' provision of brokerage and research services to the Advisor.




         In particular, the Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and funds that have a similar investment objective and that are of comparable size (the "Peer Group"), (ii) performance data of the Fund compared to the relevant stock indices, and (iii) data concerning the fees and expenses of the Fund compared to its Peer Group. The Board noted that the Fund had consistently performed well for the 1-year, 3-year and 5-year periods (as of June 30, 2004), generally outperforming its benchmark for the same periods, and that the Fund's net advisory and non-advisory expenses both fall at or below the respective median expenses for the Peer Group.

         In addition, the Board considered whether the implementation of advisory fee breakpoints similar to those in place for separate accounts managed by the Advisor would be appropriate for the Fund at this time. The Board concluded that given the Fund's current asset size and the fees and expenses incurred by the Advisor with respect to the operation of a fund this size, there was no present need for the Fund to implement advisory fee breakpoints although at some point in the future, such breakpoints may be appropriate.


         Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Directors noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant Peer Groups and that the Advisor's brokerage practices were reasonably efficient.

         In considering whether to renew the Advisory Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above the Directors and Independent Directors concluded that the Advisory Agreement was fair, reasonable and in the best interest of shareholders, and that it should be renewed and approved.

         The Fund has agreed to pay the Advisor, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed (excluding organizational costs), an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets. The advisory fees paid to the Advisor for the services provided to the Fund for the past three fiscal years were as follows:

           Advisory Fees Accrued (Waived) for the Year Ended June 30,
---------------------------- ---------------------------- ---------------------
              2004                      2003                        2002
---------------------------- ---------------------------- ---------------------

$2,245,844 ($607,410)        $708,380 ($245,044)          $512,724 ($194,643)

---------------------------- ---------------------------- ---------------------

The Advisor has entered into an agreement with the Fund in which the Advisor has agreed to limit the operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed 1.10% of the average annual net assets of the Fund during each fiscal year. This agreement may be terminated at any time, and without payment of any penalty, by the Board of Directors of the Fund, upon sixty (60) days written notice to the Advisor.

                                   DISTRIBUTOR


         Quasar Distributors, LLC (the "Distributor"), a Delaware limited liability company, is the distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Agreement") between the Advisor and Distributor. The Agreement was initially approved by the Board of Directors on November 22, 2002. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund are offered on a continuous basis. The Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. The Distributor's fees are paid by the Advisor.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

         Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers who furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD and SEC and in accordance with any policies and procedures adopted by the Fund pursuant to such rules.

         While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

         Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

         The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. To the knowledge of the Fund's management, no director or officer of the Fund has any material direct or indirect interest in any broker that will effect the Fund's portfolio transactions.

                  The Fund paid the following amounts in brokerage commissions during the past three fiscal years:

                           BROKERAGE COMMISSIONS PAID
                      DURING THE FISCAL YEAR ENDED JUNE 30,
-------------------------- ----------------------- ------------------
          2004                      2003                 2002
-------------------------- ----------------------- ------------------

        $429,140                  $193,513             $171,902

-------------------------- ----------------------- ------------------

         Of the above amounts, the following amounts were paid to firms for research, statistical or other services provided to the Advisor:

-------------------------- ----------------------- ------------------
          2004                      2003                 2002
-------------------------- ----------------------- ------------------

         $45,771                  $66,196               $84,880

-------------------------- ----------------------- ------------------


                               PORTFOLIO TURNOVER

         Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions."

         The annual portfolio turnover rates for the past two fiscal years are as follows:

                              YEAR ENDED JUNE 30,
                      ------------------ ---------------
                            2004              2003
                      ------------------ ---------------
                             17%              30%
                      ------------------ ---------------


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES

         The public offering price of Fund shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund's Prospectus. In order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

         The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

         The Fund may suspend the right of redemption: (a) for any period during which the NYSE is closed, or the Securities and Exchange Commission ("SEC") determines that trading on the NYSE is restricted; (b) when there is an emergency as determined by the SEC as a result of which it is not practicable for the Fund to dispose of its securities; or (c) for such other period as the SEC may by order permit for the protection of the Fund's shareholders.

HOW TO SELL SHARES

         You can sell your Fund shares any day the NYSE is open for regular trading.

         DELIVERY OF REDEMPTION PROCEEDS. Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

         REDEMPTIONS-IN-KIND. The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90 day period, of shares having a value in excess of (i) $250,000, or (ii) 1% of the Fund's net asset value, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash.

         AUTOMATIC INVESTMENT PLAN. As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

         Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

         The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, as such, will pay no Federal income taxes on net income or net realized capital gains distributed to shareholders. Consistent with requirements for qualification as a regulated investment company, the Fund intends to distribute each year substantially all of its net investment income and net profits received from sales of portfolio securities, after offsetting against these profits any available capital loss carry-forwards. The availability of net income for dividends is dependent on the level of the Fund's income and expenses, and the actual amount and timing of any dividend or distribution is subject to the discretion of the Fund's Board of Directors.

         Under current law, ordinary income dividends received by corporate shareholders may be eligible for the 70% dividends-received deduction for corporations. The dividends-received deduction for corporations will apply to that portion of the ordinary income dividend designated by the Fund as qualifying for the dividends-received deduction. Any distributions made by the Fund will not be eligible for the dividends-received deduction with respect to shares which are held by the shareholder for 45 days or less. Capital gain distributions do not qualify for the dividends-received deduction.

         Investors should carefully consider the impact of buying Fund shares just before the declaration of an income dividend or capital gains distribution. Any such dividend or distribution paid shortly after a purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. The dividend or distribution, though in effect a return of capital, would be taxable as ordinary income.

         Investors will recognize gain or loss upon the redemption of shares of the Fund. Such gain or loss will be capital gain or loss if the shares were held as capital assets by the investor. Such capital gain or loss will be long-term or short-term depending upon the investor's holding period for such shares. If an investor's holding period exceeds 12 months, any gain on the sale or disposition of shares in the Fund may be eligible for the maximum federal tax on long-term capital gains of 15 percent.

         The Fund is subject to a non-deductible 4% excise tax on the excess of required distributions over the amounts actually distributed by the Fund on a calendar year basis. The Fund expects to declare and pay such distributions of net investment income and capital gains as may be necessary to avoid the application of this excise tax. The foregoing is a summary discussion of the federal income tax consequences of certain aspects of an investment in the Fund and is based on federal income tax laws and regulations in effect on the date of this SAI. This discussion is not intended to be comprehensive and investors are urged to consult their tax advisors concerning specific questions regarding federal, state and local taxation.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.


         In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the latest bid and asked price on such day. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP") or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last sale price or if no sale, at the mean between the latest bid and asked price. Where there are no readily available quotations for securities they are valued in accordance with procedures established by the Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions.


         The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


         An example of how the Fund calculated its total offering price per share as of June 30, 2004 is as follows:


                            Net Assets        =    Net Asset Value per share
                        ---------------------------
                          Shares Outstanding

                             $315,900,442                          $54.02

                        ------------------------

                               5,848,281

                             PERFORMANCE INFORMATION

         As indicated in the prospectus, from time to time the Fund may include its average total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:            P       = a hypothetical initial payment of $1,000
                  T       = the average annual total return
                  n       = the number of years and
                  ERV     = the ending redeemable value of a
                            hypothetical $1,000 payment made at the
                            beginning of the period.


         All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                               P(1 + T)n = ATV(D)

Where:            P       = a hypothetical initial payment of $1,000

                  T       = the average annual total return

                  n       = the number of years and

                  ATV(D)  = the ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

         Dividends and other distr'ibutions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND
REDEMPTIONS)

         The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                               P(1 + T)n = ATV(DR)

Where:            P       = a hypothetical initial payment of $1,000
                  T       = the average annual total return
                  n       = the number of years and
                  ATV(DR) = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

         Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.


                               GENERAL INFORMATION
SHAREHOLDER REPORTS

         Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

SERVICE PROVIDERS

         U.S. Bank National Association, located at 425 Walnut St., Cincinnati, Ohio 45201, acts as Custodian of the securities and other assets of the Fund. U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer and shareholder service agent. The Custodian, Administrator and the Transfer Agent are affiliated companies. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

         USBFS acts as transfer agent to the Fund. The services provided by the transfer agent either by USBFS or another party pursuant to an agreement with USBFS, include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for "blue sky" purposes and assistance in the preparation of the Fund's registration statement under federal and state securities laws.

         Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Fund's expense accruals and performing securities valuations and, from time to time, monitoring the Fund's compliance with their investment objectives and restrictions. Pursuant to the Fund's Administration Servicing Agreement, the Fund paid $274,720 to USBFS for the fiscal year ended June 30, 2004.


        Tait, Weller & Baker, 1818 Market Street, Ste. 2400, Philadelphia, Pennsylvania 19103, serves as the Fund's independent registered public accounting firm.

         Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, is counsel for the Fund.


CAPITAL STOCK

         The Fund's shares are denominated "Common Stock, $.01 par value." Shares have no pre-emptive rights and are fully paid and non-assessable. Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, in which event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement;
(iv) ratification of selection of independent accountants.

CODE OF ETHICS


         The Boards of the Fund and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Funds. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.


ANTI-MONEY LAUNDERING
PROGRAM

         The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

         Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

         As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.


PROXY VOTING POLICIES

         The Board of Directors has delegated responsibility to vote proxies to the Advisor, subject to the Board's oversight. The Advisor's proxy voting procedures, attached as Appendix B to this SAI, are reviewed periodically, and accordingly subject to change. In addition, a copy of the Fund's proxy voting procedures are also available by calling 1-800-366-6223 and will be sent within three business days of receipt of a request.

         The Advisor has retained an independent, third party proxy voting service, Institutional Shareholder Services ("ISS"), to provide advice and counsel with respect to proxy voting matters. The Advisor will generally follow the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides the Advisor with its own proxy voting guidelines. ISS' general positions on various proposals are as follows:

DIRECTOR MATTERS - ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS' threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

SHAREHOLDER RIGHTS - ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

COMPENSATION AND BENEFITS PLANS - ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

AUDITORS - ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

         Information regarding the Fund's proxy voting record relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling toll-free at 1-800-366-6223 and by accessing the SEC's website at WWW.SEC.GOV.



                              FINANCIAL STATEMENTS


         The annual report to shareholders for the Fund for the fiscal year ended June 30, 2004 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI. The 2004 Annual Report was filed with the SEC on September 3, 2004.

                                   APPENDIX A
                            COMMERCIAL PAPER RATINGS


MOODY'S INVESTORS SERVICE, INC.

         Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S  RATINGS GROUP

         A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

         A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

                                   APPENDIX B
                             MATRIX ASSET ADVISORS,
                                      INC.
                             PROXY VOTING PROCEDURES

Matrix Asset Advisors' standard investment management agreement implicitly authorizes Matrix Asset Advisors to vote proxies on behalf of the Client's account. Therefore, unless the Client expressly reserves proxy voting responsibility, it is Matrix Asset Advisors' responsibility to vote proxies relating to securities held for the Client's account.

ERISA ACCOUNTS: Unless proxy voting responsibility has been expressly reserved and is being exercised by another "named fiduciary" for an ERISA plan client, Matrix Asset Advisors, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. Matrix Asset Advisors shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis, to the Client or other appropriate person, and shall endeavor to correct any delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the Client's investment. Proxy voting decisions must be made solely in the best interests of the Client. In voting proxies, Matrix Asset Advisors is required to consider those factors that may affect the value of the Client's investment and may not subordinate the interests of the Client to unrelated objectives.

Matrix Asset Advisors has retained an independent, third party proxy voting service, Institutional Shareholder Services (ISS), to provide advice and counsel on proxy voting. Matrix generally follows the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides Matrix with its own proxy voting guidelines. A copy of the guidelines Matrix follows will be sent to clients annually.

For Matrix holdings (companies owned in client portfolios per Matrix's investment discretion), ISS monitors corporate actions and provides information and analyses with regard to proxy voting issues. In some instances, Matrix has further retained ISS to vote proxies on its behalf, and in these cases, Matrix will monitor the application of the guidelines by ISS, and will vote issues contrary to, or issues not covered by, the guidelines only when Matrix believes it is in the best interest of the Client. In these instances, ISS maintains the proxy voting records. Where the Client has provided proxy voting guidelines to Matrix, those guidelines will be followed, unless it is determined that a different vote would add more value to the Client's holding of the security in question. A written explanation of the rationale for the deviation from the Client's proxy voting guidelines will be maintained. Direction from a Client on a particular proxy vote will take precedence over the guidelines.

Matrix Asset Advisors will not vote proxies for companies held in restricted accounts for which Matrix has no investment discretion.

Should a material conflict arise between Matrix Asset Advisors' interest and that of its clients (i.e. Matrix owns shares in a Client, Matrix manages a pension plan for a company whose management is soliciting proxies, or a Firm employee has a relative involved in Management at an investee company), Matrix will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, the resolution of the conflict, and an explanation of how the vote taken was in the client's best interest.

Matrix Asset Advisors may refrain from voting the proxy if the cost of voting the proxy exceeds the expected benefit to the Client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person. Additionally, Matrix may refrain from voting a proxy when the shares owned are small and the impact of the vote would be immaterial.

Non-mutual fund Clients may receive a copy of Matrix Asset Advisors' voting record for their account by request. Mutual fund Clients may receive a copy of the Fund's voting record from the Fund, either by request or on the Fund's website.

RECORDKEEPING.In accordance with the recordkeeping rules, Matrix Asset Advisors will retain:

(i)      Copies of its proxy voting policies and procedures.

(ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or Matrix Asset Advisors).

(iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service and/or Matrix Asset Advisors).

(iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision.

(v) A copy of each written Client request for proxy voting information and a copy of any written response by Matrix Asset Advisors to any Client

                        MATRIX ADVISORS VALUE FUND, INC.
                                     PART C

                                OTHER INFORMATION

ITEM 24.  EXHIBITS.

(A)    ARTICLES OF INCORPORATION (i) Articles of Amendment (1)
(B)    BYLAWS (8)
(C)    SPECIMEN SHARE CERTIFICATE (2)
(D)    INVESTMENT ADVISORY AGREEMENT (1) (E) FORM OF DISTRIBUTION AGREEMENT (5)
(F)    BONUS OR PROFIT SHARING CONTRACTS -- Not applicable.
(G)    CUSTODY AGREEMENT (1)
(H)    OTHER MATERIAL CONTRACTS
(i)    Transfer Agent Servicing Agreement (5)
(ii)   Fund Accounting Servicing Agreement (5)
(iii)  Power of Attorney (2)
(iv)   Operating Expenses Limitation Agreement (4)
(I)    OPINION AND CONSENT OF COUNSEL (2)
(J)    OTHER OPINIONS
(i)    Consent of Independent Registered Public Accounting Firm (8)
(ii)   Consent of Counsel (8)
(K)    OMITTED FINANCIAL STATEMENTS -- Not applicable.
(L)    NO UNDERTAKING IN EFFECT
(M)    RULE 12B-1 PLAN - Not applicable.
(N)    RULE 18F-3 PLAN -- Not applicable.
(O)    RESERVED.
(P)    CODES OF ETHICS
          (i) Matrix Advisors Value Fund, Inc. (8)
          (ii) Matrix Asset Advisors, Inc. (8)
 (J)   CHIEF COMPLIANCE OFFICER
AGREEMENT (8)

(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 16 to Registration Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on June 6, 1997.

(2) Incorporated by reference to the Registrant's Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 29, 1998.

(3) Incorporated by reference to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 18, 2000.

(4) Incorporated by reference to the Registrant's Post-Effective Amendment No. 22 to the Registration Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 26, 2001.

(5) Incorporated by reference to the Registrant's Post-Effective Amendment No. 23 to the Registration Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 28, 2002.

(6) Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-14 (File Nos. 333-107626) on September 8, 2003.

(7) Incorporated by reference to the Registrant's Post-Effective Amendment No. 24 to the Registration Statement filed on Form N-14 (File Nos. 002-84222 and 811-03758) on October 28, 2003.

(8)  Filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 26.  INDEMNIFICATION.

Reference is made to Article XI of Registrant's By-laws (exhibit b to this Registration Statement) and Section 10 of the Investment Advisory Agreement (Exhibit d to this Registration Statement) the Fund maintains a policy of insurance in favor of the Fund, its directors, officer and employees, against liability arising from certain acts, errors and omissions. The policy will not insure any director, officer, or employee against liability found to be cause by the director's, officer's or employee's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the successful defense of any action, suit or proceeding) is asserted the registrant by such director, officer, or controlling person in connection with the shares being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The registrant hereby undertakes that it will apply the indemnification provisions of its By-laws in a manner consistent with Release No. 11330 under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and (I) of such Act expressed in that Release remains in effect.

ITEM 27.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.


NAME                                Business Activity within the past two fiscal years
----

David A. Katz, CFA                  President/Chief Investment Officer of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017

Douglas Altabef                     Managing Director of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017

Steven G. Roukis, CFA               Senior Vice President/Equity Research of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017

Lon F. Birnholz                     Managing Director/CFO of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor


ITEM 28. PRINCIPAL UNDERWRITER.

         (a) Quasar Distributors, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:


 -------------------------------------------- ----------------------------------------
            Advisors Series Trust                   The Hennessy Mutual Funds, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
             AHA Investment Funds                         Jacob Internet Fund
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
       Alpha Analytics Investment Trust               The Jensen Portfolio, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
             Alpine Equity Trust                             Kenwood Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
             Alpine Series Trust                       Kit Cole Investment Trust
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
       Alternative Investment Advisors                Light Revolution Fund, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
              Blue & White Fund                            The Lindner Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
           Brandes Investment Trust                           LKCM Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
        Brandywine Advisors Fund, Inc.           Matrix Asset Advisor Value Fund, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
             Brazos Mutual Funds                          Monetta Fund, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
                Buffalo Funds                                Monetta Trust
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
              CCM Advisors Funds                               MP63 Fund
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
         CCMA Select Investment Trust                         MUTUALS.com
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
          Country Mutual Funds Trust                         NorCap Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
              Cullen Funds Trust                            Optimum Q Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
           Dow Jones Islamic Index                        Permanent Portfolio
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
                Everest Funds                         PIC Investment Trust Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
          First American Funds, Inc.               Professionally Managed Portfolios
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
  First American Insurance Portfolios, Inc.            Prudent Bear Mutual Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
    First American Investment Funds, Inc.                Purisima Funds Trust
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
     First American Strategy Funds, Inc.                     Rainier Funds
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
               FFTW Funds, Inc.                            SEIX Funds, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
           Fort Pitt Capital Funds                   TIFF Investment Program, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
                 Gintel Fund                          Thompson Plumb Funds, Inc.
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
             Glenmede Fund, Inc.                 TT International U.S.A. Master Trust
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
           Guinness Atkinson Funds                           Wexford Trust
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
         Harding, Loevner Funds, Inc.                        Zodiac Trust
 -------------------------------------------- ----------------------------------------
 -------------------------------------------- ----------------------------------------
           The Hennessy Funds, Inc.
 -------------------------------------------- ----------------------------------------

         (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:


NAME AND PRINCIPAL                            POSITION AND OFFICES WITH QUASAR         POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                              DISTRIBUTORS, LLC                        REGISTRANT
--------------------------------------------- ---------------------------------------- ------------------------------
James R. Schoenike                            President, Board Member                  None
--------------------------------------------- ---------------------------------------- ------------------------------
--------------------------------------------- ---------------------------------------- ------------------------------
Donna J. Berth                                Treasurer                                None
--------------------------------------------- ---------------------------------------- ------------------------------
--------------------------------------------- ---------------------------------------- ------------------------------
Michael Zielinski                             Secretary                                None
--------------------------------------------- ---------------------------------------- ------------------------------
--------------------------------------------- ---------------------------------------- ------------------------------
Joe Redwine                                   Board Member                             None
--------------------------------------------- ---------------------------------------- ------------------------------
--------------------------------------------- ---------------------------------------- ------------------------------
Bob Kern                                      Board Member                             None
--------------------------------------------- ---------------------------------------- ------------------------------
--------------------------------------------- ---------------------------------------- ------------------------------
Eric W. Falkeis                               Board Member                             None
--------------------------------------------- ---------------------------------------- ------------------------------

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

         (c) Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

RECORDS RELATING TO:                ARE LOCATED AT:
-------------------                 ---------------

Registrant's Fund Accountant
and Transfer Agent                  U.S. Bancorp Fund Services, LLC
                                    615 East Michigan Street
                                    Milwaukee, WI  53202

Registrant's Investment Advisor     Matrix Asset Advisors, Inc.
                                    747 Third Avenue, 31st Floor
                                    New York, NY  10017

Registrant's Custodian              U.S. Bank, National Association
                                    425 Walnut Street
                                    Cincinnati, OH  54202

Registrant's Distributor            Quasar Distributors, LLC
                                    615 East Michigan Street
                                    Milwaukee, WI  53202


ITEM 31.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A AND B.

          Not applicable

ITEM 32.  UNDERTAKINGS

         Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 25 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 28th day of October, 2004.

                                   MATRIX ADVISORS VALUE FUND, INC.


                                   BY:  /S/ DAVID A. KATZ
                                   David A. Katz
                                   President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on October 28, 2004 by the following persons in the capacities indicated.

SIGNATURE                            TITLE

/S/ DAVID A. KATZ                    Director, President and Treasurer
-----------------------------
David A. Katz

*                                    Director
-----------------------------
Robert M. Rosencrans

*                                    Director
-----------------------------
T. Michael Tucker

*                                    Director
-----------------------------
Larry D. Kieszek

* By: /S/ DAVID A. KATZ
          David A. Katz


Attorney-in-Fact pursuant to Powers of Attorney filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (Registrant's File Nos. 333-71508 and 811-10535) filed with the Securities and Exchange Commission on December 6, 2001, and incorporated by reference herein.



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                             EXHIBIT INDEX

      EXHIBIT                                                     EXHIBIT NO.

      Bylaws                                                      EX-99.b

      Consent of Independent Registered Public Accounting Firm    EX-99.ji

      Consent of Counsel                                          EX-99.jii

      Code of Ethics - Matrix Advisors Value Fund, Inc.           EX-99.pi

      Code of Ethics - Matrix Assets Advisors, Inc.               EX-99.pii

      Chief Compliance Officer Agreement                          EX-99.q


         request for proxy voting information for the Client's account.

Matrix Asset Advisors will maintain these materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in Matrix Asset Advisors' principal office.










                                      B-25



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